UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 14, 2009
Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)
Georgia
(State or other jurisdiction of incorporation)
001-11312
(Commission File Number)
58-0869052
(IRS Employer Identification Number)
191 Peachtree Street NE, Suite 3600, Atlanta, Georgia 30303-1740
(Address of principal executive offices)
Registrant’s telephone number, including area code: (404) 407-1000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
Equity Offering
     Cousins Properties Incorporated (the “Company”) announced today that it is commencing an underwritten public offering (the “Offering”) of 32,000,000 shares of common stock. The public offering price and other terms are to be determined by negotiations between the Company and the underwriters. In addition, the Company expects to grant to the underwriters an option for 30 days to purchase up to 4,800,000 additional shares of common stock to cover overallotments, if any, at the public offering price, less the underwriting discounts. A copy of the press release announcing the Offering is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.
Recent Developments
     The Company anticipates declaring a fourth quarter distribution in an aggregate amount of approximately $7.9 million or $0.15 per share before giving effect to the Offering. After the Offering, the Company anticipates reducing the anticipated per share amount of the 2009 fourth quarter dividend to reflect the additional shares issued in the Offering. Further, in determining the aggregate amount of the Company’s fourth quarter distribution, it anticipates that the board will consider the reduced interest expense resulting from the payment of indebtedness in connection with the Offering. The Company anticipates that the distribution will be payable in cash or shares of its common stock at the election of its shareholders, except that the aggregate amount of cash payable to shareholders (other than cash payable in lieu of fractional shares) is expected to be limited to 33.34% of the total value of the distribution. The actual distribution will be subject to board approval and may vary from the anticipated amount due to current and projected future taxable income and cash flows, requirements to maintain the Company’s qualification for taxation as a REIT and considerations relating to its balance sheet and financial flexibility.
     The Company’s strategy is to seek to produce strong shareholder returns by creating value through the acquisition, development and redevelopment of high quality, well-located office, multi-family, retail and residential properties. As part of its strategy, the Company is focused on continuing to strengthen its balance sheet by reducing leverage, achieving organic growth through lease-up of its properties and positioning itself for opportunistic real estate investments.
Risk Factors

Adverse market and economic conditions may continue to adversely affect us and could cause us to recognize additional impairment charges or otherwise impact our performance.

We regularly review our real estate assets for impairment indicators, such as a decline in a property’s leasing percentage, a current period operating or cash flow loss combined with a history of losses at the property, a decline in market prices or absorption rate, the duration of a decline in prices, an adverse change in tenants’ industries or other changes in the market. If we determine that indicators of impairment are present, we review the properties affected by these indicators to determine whether an impairment charge is required. We use considerable judgment in making determinations about impairments, from analyzing whether there are indicators of impairment to the assumptions used in calculating the fair value of the investment to the determination as to whether the impairment is temporary or other than temporary. Accordingly, our subjective estimates and evaluations may not be accurate, and such estimates and evaluations are subject to change or revision.

Ongoing adverse market and economic conditions and market volatility will likely continue to make it difficult to value the real estate assets owned by us as well as the value of our interests in unconsolidated joint ventures. There may be significant uncertainty in the valuation, or in the stability of the cash flows, discount rates and other factors related to such assets due to the adverse market and economic conditions that could result in a substantial decrease in their value. We may be required to recognize additional asset impairment charges in the future, which could materially and adversely affect our business, financial condition and results of operations.

Recent capital markets disruptions may adversely affect our business, financial condition, liquidity and results of operations.

Beginning in the summer of 2008, the global capital markets entered a period of pervasive and fundamental disruptions, characterized by the bankruptcy, failure or sale of various financial institutions, due in part to losses from the deterioration in the real estate markets, and a historic level of intervention from the U.S. government. If federal deficits are not reduced, it may lead to inflation or “stagflation”, further pressure on interest rates and a loss of confidence in dollar assets, all of which could result in continued disruption in the overall economy and further deterioration to the capital markets and real estate markets. The disruption in capital markets, the repricing of credit risk and the deterioration of the financial and real estate markets have made it increasingly difficult for real estate and other companies to access capital. The prolonged continuation or further intensification of these disruptions and volatility could lead to a further weakening of the U.S. and global economies through the increased lack of consumer confidence and reduction of business activity. As a result, this disruption also has the potential to materially and adversely affect the value of our properties, the availability or the terms of financing for acquisitions or development or to refinance maturing indebtedness and the ability of tenants to enter into new leasing transactions or satisfy their existing obligations.

Concern about the stability of the markets generally, and the strength of borrowers specifically, has led many lenders and institutional investors to reduce and, in some cases, eliminate funding to borrowers. Continued adverse conditions in capital markets in future years could also adversely affect the availability and terms of our future financing alternatives. In addition, the financial institutions that serve as our current or proposed future sources of financing might become capital constrained and could tighten their lending standards or become insolvent. These lenders may not be able to honor their funding commitments to us, which would adversely affect our ability to draw upon credit facilities and, over time, could negatively impact our ability to consummate acquisitions, repay indebtedness as it matures, fund capital expenditures or pay distributions to our shareholders. Similarly, our joint venture partners may become capital constrained and more conservative in their investments, which could negatively impact our ability to develop new properties.

The decline in real estate values also impacts our ability to refinance debt secured by our properties at the same level as existing debt. In addition, many lenders are tightening covenants as part of the refinancing process. As a result, in the future we may not be able to refinance debt secured by our properties at the same levels or on the same terms, which could adversely affect our business, financial condition and results of operations.

As with other public companies, the availability of debt and equity capital also depends, in part, upon the market price of our stock and investor demand, which, in turn, depends upon various market conditions that change from time to time. Our failure to meet the market’s expectation with regard to our current and future financial condition, liquidity, growth potential, earnings and funds from operations would likely materially and adversely affect the market price of shares of our common stock. If we cannot access capital upon acceptable terms, we may be required to liquidate one or more investments in properties at times and at prices that are not favorable and we may realize substantial losses on those investments. We may not be able to raise the necessary capital to pay distributions to our shareholders or make future investments necessary to implement our business plan, and the failure to do so could have a material adverse effect on our business, financial condition, liquidity and results of operations.

The global financial disruptions have also led to extensive government intervention in the financial system. This intervention has in certain cases been implemented on an “emergency” basis and has been unclear in scope and application. We cannot predict what, if any, additional interim or permanent laws or regulations may be imposed or their impact on the financial system and our business. Significantly increased regulation of the capital markets could have a material adverse effect on our business, financial condition, liquidity and results of operations.

The recession in the United States and the related downturn in the residential and commercial real estate markets have adversely affected and may continue to adversely affect our business, financial condition and results of operations.

The trends in both the real estate industry and the broader U.S. economy continue to be unfavorable and continue to adversely affect our business, financial condition and results of operations. The ongoing recession and related reduction in spending, depressed property values and job losses, together with the price volatility, dislocations and liquidity disruptions in the capital markets could, among other things, impede the ability of our tenants and other parties to satisfy their contractual obligations to us, which could lead to an increase in defaults by our tenants and other contracting parties, which would adversely affect our results of operations. Tightened underwriting standards in the residential real estate markets impedes potential purchasers from obtaining the necessary financing to purchase our properties. Furthermore, our ability to sell or lease our properties at favorable rates, or at all, is adversely affected by the increase in supply and deterioration in the residential and commercial markets stemming from the recession.

The Offering is expected to be dilutive and there may be future dilution of our common stock.

Giving effect to the issuance of the common stock in the Offering, we expect that the Offering will have a dilutive effect on our expected net income (loss) available to common shareholders per share and funds from operations per share for the year ending December 31, 2009. The actual amount of dilution cannot be determined at this time and will be based on numerous factors. Additionally, subject to the proposed 60-day lock up, we are not restricted from issuing additional securities in the future, including common stock, securities that are convertible into or exchangeable for, or that represent the right to receive, common stock or any substantially similar securities. We also began in the second quarter of 2009 to make quarterly distributions to our shareholders in the form of a combination of cash and shares of common stock. The market price of our common stock could decline as a result of issuances or sales of a large amount of our common stock in the market after the Offering or the perception that such issuances or sales could occur. Additionally, future issuances or sales of substantial amounts of our common stock may be at prices below the offering price of the common stock in the Offering and may adversely impact the market price of our common stock.

Our degree of leverage could limit our ability to obtain additional financing or affect the market price of our securities.

Consolidated debt to consolidated market capitalization ratio, which measures total consolidated debt as a percentage of the aggregate of total consolidated debt plus the market value of outstanding equity securities, is often used by analysts to gauge leverage for equity REITs such as us. Our market value is calculated using the price per share of our common stock. If our degree of leverage is viewed unfavorably by lenders or potential joint venture partners, it could affect our ability to obtain additional financing. Our degree of leverage could also make us more vulnerable to a downturn in business or the economy generally. In addition, changes in our debt to market capitalization ratio, which is in part a function of our stock price, or to other measures of asset value used by financial analysts, may have an adverse effect on the market price of our equity securities.

Real estate investments are relatively illiquid, and we may not be able to sell our properties on a timely basis when we determine it is appropriate to do so.

Real estate investments are relatively illiquid and can be difficult to sell and convert to cash quickly, especially if market conditions are not favorable. This illiquidity is exacerbated by the current limitations on credit availability for potential buyers. As a result, our ability to sell one or more of our properties in response to any changes in economic or other conditions is limited. In the event we determine a need to sell a property, we may not be able to do so in the desired time period and the sales price of the property may not exceed the cost of our investment, which could result in significant losses.

The market price of shares of our common stock may fluctuate significantly.

The market prices of shares of our common stock have been and may continue to be subject to wide fluctuation due to many events and factors such as those described in this Current Report on Form 8-K and as described in Part I, Item 1A of our Annual report on Form 10-K for the year ending December 31, 2008, including:

•	actual or anticipated variations in our operating results, funds from operations or liquidity;

•	changes in our earnings or analyst estimates and any failure to meet such estimates;

•	declines in the value of our real estate assets;

•	the amount of our leverage;

•	changes to our distribution policy;

•	changes in market valuations of our properties;

•	adverse market reaction to the amount of our outstanding debt at any time, the amount of our maturing debt and our ability to refinance such debt on favorable terms;

•	any failure to comply with existing debt covenants;

•	any foreclosure or deed in lieu of foreclosure of our properties;

•	additions or departures of key executives and other employees;

•	actions by institutional shareholders; and

•	general market and economic conditions.

Many of the factors listed above are beyond our control. Those factors may cause market prices of shares of our common stock to decline, regardless of our financial performance, condition and prospects. The market price of shares of our common stock may fall significantly in the future, and it may be difficult for our shareholders to resell our common stock at prices they find attractive, or at all.

We may face reputational risks if we are unable to successfully develop our properties.

We have historically developed and managed our real estate portfolio, and believe that we have built a positive reputation for quality and service with our lenders, joint venture partners and tenants as well as with our third-party management clients. If we were viewed as developing underperforming properties, suffered sustained losses on our investments, defaulted on any loans or experienced any foreclosure or deed in lieu of foreclosure of our properties, our reputation could be damaged. Damage to our reputation could make it more difficult to successfully develop or acquire properties in the future and to continue to grow and expand our relationships with our lenders, joint venture partners, tenants and third-party management clients, which could adversely affect our business, financial condition and results of operations.

We may make more property acquisitions in the future, which exposes us to additional risks associated with such property acquisitions.

Historically, we have pursued a strategy of developing substantially all of the properties that we own. However, in the current market environment, development opportunities may be limited or non-existent. As a result, we may invest more heavily in property acquisitions, especially the acquisition and redevelopment of distressed properties. Property acquisitions are subject to risks, including:

•	the actual costs of repositioning or redeveloping acquired properties may be greater than our estimates;

•	acquired properties may fail to perform as expected;

•	we may be unable to obtain financing for acquisitions on favorable terms or at all; and

•	we may be unable to quickly and efficiently integrate new acquisitions into our existing operations.

Any of these risks could have an adverse effect on our results of operations and financial condition. In addition, we may acquire properties subject to liabilities and without any recourse, or with only limited recourse, against the prior owners or other third parties with respect to unknown liabilities. As a result, if a liability were asserted against us based upon ownership of those properties, we might have to pay substantial sums to settle or contest it, which could adversely affect our business, results of operations and cash flow.

If our future operating performance does not meet third-party projections, our stock price could decline.

Several independent securities analysts publish quarterly and annual projections of our financial performance. These projections are developed independently by third-party securities analysts based on their own analyses and we undertake no obligation to monitor, and take no responsibility for, such projections. Such estimates are inherently subject to uncertainty and you should not rely upon them as being indicative of the performance that we anticipate for any applicable period. Our actual revenues and net income may differ materially from what is projected by securities analysts. If our actual results do not meet analysts’ guidance, our stock price could decline significantly.
Disclosure Regarding Forward-Looking Statements
     Certain matters discussed in this Current Report on Form 8-K are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, failure to achieve analysts’ estimates, analysis and determinations regarding impairment charges, general and local economic conditions (including the current general recession and state of the credit markets), local real estate conditions (including the overall condition of the residential markets), the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
     The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Cousins Properties Incorporated Press Release, dated September 14, 2009.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 14, 2009

COUSINS PROPERTIES INCORPORATED
By:	/s/ Robert M. Jackson
Robert M. Jackson
Senior Vice President, General Counsel and Corporate Secretary